January 27, 2020

ULTIMUS MANAGERS TRUST

MARSHFIELD CONCENTRATED OPPORTUNITY Fund

Supplement to the statutory Prospectus, dated December 30, 2019

This supplement updates certain information in the Prospectus of the Marshfield Concentrated Opportunity Fund (the “Fund”), a series of Ultimus Managers Trust, to revise information contained therein to reflect a clarification regarding fees that a broker or financial institution may charge an investor who purchases Fund shares through a broker or financial institution. For more information or to obtain a copy of the Prospectus or the Statement of Additional Information, free of charge, please contact the Fund at 1-855-691-5288.

The following change is made in the section entitled “HOW TO BUY SHARES” in the Prospectus.

The following disclosure replaces, in its entirety, the subsection entitled “Opening An Account-Through Your Broker or Financial Institution” beginning on page 13 of the Prospectus:

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. These organizations are authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other changes or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund. Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. These organizations may be the shareholders of record of your shares. Such investors should consult with their financial intermediary regarding any commissions and other fees and expenses of the shares being purchased and whether other classes of shares of the Fund may be available on the financial intermediary’s platform. The Fund is not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instruction on how to purchase and redeem shares.

Investors Should Retain this Supplement for Future Reference